AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this "Agreement") is made this 23rd day of February, 2004, by and between Senticore, Inc., a Delaware corporation; Westar South America, S.A., a Venezuelan corporation ("Westar"); and the persons listed on the signature page hereof, who are the owners of record of all the issued and outstanding common stock of Westar and who execute and deliver this Agreement (the "Westar Stockholders"), based on the following:

                                    RECITALS

     WHEREAS, Senticore wishes to acquire all the issued and outstanding stock of Westar in an exchange for stock of Senticore in a transaction intended to qualify as a tax-free exchange pursuant to section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

     WHEREAS, in furtherance thereof, the respective Boards of Directors of Senticore and Westar, as well as their shareholders, have approved the exchange, upon the terms and subject to the conditions set forth in this Agreement, pursuant to which each share of common stock, $1.00 par value, of Westar
("Westar Common Stock") issued and outstanding prior to the exchange, will be exchanged for 29,000,000 shares of common stock, $.001 par value, of Senticore ("Senticore Common Stock") to be issued by Senticore to the Westar Stockholders.

     WHEREAS, neither party is seeking tax counsel or legal or accounting opinions on whether the transaction qualifies for tax free treatment.

                                    AGREEMENT

     Based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the parties to be derived herefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

                                    ARTICLE I
                                EXCHANGE OF STOCK

     1.01  Exchange  of  Shares.  On the terms and subject to the conditions set
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forth  in  this  Agreement,  on  the  Closing  Date  (as defined in Section 1.05 hereof), the Westar Stockholders shall assign, transfer, and deliver to Senticore, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, all issued and outstanding shares of Westar Common Stock (the "Westar Shares") held by the Westar Stockholders which shares shall represent all issued and outstanding shares of Westar Common Stock, and Senticore agrees to acquire such shares on such date by issuing and delivering in exchange therefor to the Westar Stockholders an aggregate of 29,000,000 restricted shares of Senticore Common Stock. All shares of Senticore Common Stock to be issued and delivered pursuant to this Agreement shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Senticore Common Stock which may occur between the date of the execution of this Agreement and the Closing Date.

     1.02 Delivery of Certificates by the Westar Stockholders. The transfer of the Westar Shares by the Westar Stockholders shall be effected by the delivery to Senticore at the Closing (as set forth in Section 1.05 hereof) of certificates representing the transferred shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures medallion guaranteed and with all necessary transfer taxes and other revenue stamps affixed and acquired at the Westar Stockholders' expense.

     1.03 Operation as Wholly-Owned Subsidiary. After giving effect to the transaction contemplated hereby, Senticore will own all the issued and outstanding shares of Westar and Westar will be a wholly-owned subsidiary of Senticore operating under the name "Westar South America S.A." or such other name selected by the shareholders and management of Senticore.

     1.04 Further Assurances. At the Closing and from time to time thereafter, the Westar Stockholders shall execute such additional instruments and take such other action as Senticore may reasonably request, without undue cost to the Westar Stockholders in order to more effectively sell, transfer, and assign clear title and ownership in the Westar Shares to Senticore.

     1.05 Closing and Parties. The Closing contemplated hereby shall be held at a mutually agreed upon time and place on or before April 15, 2004, or on another date to be agreed to in writing by the parties (the "Closing Date'). The Agreement may be closed at any time following approval by a majority of the holders of Senticore Common Stock as set forth in Section 4.01 hereof and the Westar Stockholders as set forth in Section 5.02. The Closing may be accomplished by wire, express mail, overnight courier, conference telephone call or as otherwise agreed to by the respective parties or their duly authorized representatives.

     1.06  Closing  Events.

     (a) Senticore Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article IV, Senticore shall deliver to Westar at Closing all the following:

          (i) A certificate of good standing from the Department of the Secretary of the State of Delaware, issued as of a date within ten days prior to the Closing Date, certifying that Senticore is in good standing as a corporation in the State of Delaware; (ii) a certificate of merger from the Secretary of State of Delaware certifying that Senticore has merged with Westar and is the parent corporation of Westar; (iii) incumbency and specimen signature certificates dated the Closing Date with respect to the officers of Senticore executing this Agreement and any other document delivered pursuant hereto on behalf of Senticore; (iv) copies of the resolutions/consents of Senticore's board of directors and shareholder minutes or consents authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of Senticore as of the Closing Date; (v) the certificate contemplated by Section 4.03, duly executed by the chief executive officer of Senticore; (vi) the certificate contemplated by Section 4.04, dated the Closing Date, signed by the chief executive officer of Senticore; (vii) certificates for 29,000,000 shares of Senticore Common Stock in the name of the Westar Stockholders; and in addition to the above deliveries, Senticore shall take all steps and actions as Senticore and the Westar Stockholders may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

     (b) Westar Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article V, Westar and/or the Westar Stockholders shall deliver to Senticore at Closing all the following: (i) A certificate of good standing from the Department of Commerce of the Country of Venezuela, issued as of a date within ten days prior to the Closing Date certifying that Westar is in good standing as a corporation in the Country of Venezuela; (ii) incumbency and specimen signature certificates dated the Closing Date with respect to the officers of Westar executing this Agreement and any other document delivered pursuant hereto on behalf of Westar; (iii) copies of resolutions/consents of the board of directors of Westar authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of Westar as of the Closing Date; (iv) the certificate contemplated by
          Section  5.03,  executed by the chief operating officer of Westar; and
          (v) the certificate contemplated by Section 5.04, dated the Closing Date, signed by the chief operating officer of Westar. In addition to the above deliveries, Westar shall take all steps and actions as Senticore may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

                                   ARTICLE II
             REPRESENTATIONS, COVENANTS AND WARRANTIES OF SENTICORE

As an inducement to, and to obtain the reliance of Westar, Senticore represents, promises and warrants as follows:

     2.01  Organization.
Senticore is, and will be at Closing, a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Senticore's Articles of Incorporation or Bylaws, or other agreement to which it is a party or by which it is bound.

     2.02  Approval  of  Agreement.
Senticore has full power, authority, and legal right and has taken, or will take, all action required by law, its Articles of Incorporation, Bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of Senticore has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby are subject to the approval of the Senticore shareholders and compliance with state and federal law. Senticore shareholders will not have dissenters rights with respect to any of the transactions contemplated herein.

     2.03  Capitalization.
The authorized capitalization of Senticore consists of 200,000,000 shares of common stock, $0.001 par value, of which 42,000,000 shares are issued and outstanding prior to issuance of shares as set forth in Article I of this Agreement. There are 20,000,000 authorized shares of preferred stock, $.001 par value, and no shares of preferred stock are issued and outstanding. There are, and at the Closing, there will be no outstanding subscriptions, options, warrants, convertible securities, calls, rights, commitments or agreements calling for or requiring issuance or transfer, sale or other disposition of any shares of capital stock of the Company or calling for or requiring the issuance of any securities or rights convertible into or exchangeable (including on a contingent basis) for shares of capital stock. All of the outstanding shares of Senticore are duly authorized, validly issued, fully paid and non-assessable and not issued in violation of the preemptive or other right of any person. There are no dividends due, to be paid or in arrears with respect to any of the capital stock of Company.

     2.04  Financial  Statements.
     (i) Included in Schedule 2.04 are the audited balance sheet of Senticore as of December 31, 2002, and the related statements of operations, stockholders' equity (deficit), and cash flows for the fiscal year ended December 31, 2002, including the notes thereto, and related statements of operations for the quarters then ended (collectively the "Financial Statements") and the accompanying auditor's report and representations by the Chief Financial Officer of Senticore to the effect that such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated.

     (ii) The financial statements of Senticore delivered pursuant to Section 2.04(i) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved as explained in the notes to such financial statements. The Senticore financial statements present fairly, in all material respects, as of the closing date, the financial position of Senticore. Senticore will not have, as of the Closing Date, any liabilities, obligations or claims against it (absolute or contingent) in excess of $5,000, and all assets reflected therein present fairly the assets of Senticore in accordance with generally accepted accounting principles.

     (iii)Senticore has filed or will file as the Closing Date its tax returns required to be filed for its two most recent fiscal years and will pay all taxes due thereon. All such returns and reports are accurate and correct in all material respects. Senticore has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable to the period ended on the closing date and all such dates and years and periods prior thereto and for which Senticore may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and to the best knowledge of Senticore, no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. None of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated. Senticore has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material adverse affect on Senticore, its financial condition, its business as presently conducted or proposed to be conducted, or any of its respective properties or material assets. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Senticore.

     2.05  Information.
The information concerning Senticore set forth in this Agreement is complete and accurate in all respects and does not contain any untrue statement of a fact or omit to state a fact required to make the statements made, in light of the circumstances under which they were made, not misleading. Senticore shall cause the schedules delivered by it pursuant hereto and the instruments delivered to Westar hereunder to be updated after the date hereof up to and including the Closing Date.

     2.06  Absence  of  Certain  Changes  or  Events.
Except as set forth in this Agreement or the schedules hereto, since the date of the most recent Senticore balance sheet described in Section 2.04 and included in the information referred to in Section 2.06:
     (a) There has not been: (i) any adverse change in the business, operations, properties, level of inventory, assets, or condition of Senticore; or (ii) any damage, destruction, or loss to Senticore (whether or not covered by insurance) adversely affecting the business, operations, properties, assets, or conditions of Senticore;

     (b) Senticore has not: (i) amended its Articles of Incorporation or Bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Senticore; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $1,000; or (viii) made any increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

     (c) Senticore has not: (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Senticore balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $5,000 or canceled, or agreed to cancel, any debts or claims (except debts and claims which in the aggregate are of a value of less than $5,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Senticore ; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

     (d) Senticore has not become subject to any law, order, investigation, inquiry, grievance or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, assets, or condition of Senticore.

     2.07  Litigation  and  Proceedings.
There are no material actions, suits, claims, or administrative or other proceedings pending, asserted or unasserted, threatened by or against Senticore or adversely affecting Senticore or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Senticore is not in default of any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

     2.08  Compliance  With  Laws.
Senticore and its officers and directors have complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business, including federal and state securities laws. Senticore and its officers, directors and beneficial owners are not under investigation by any federal, state, county or local authorities, including the Commission. Senticore and its officers, directors and beneficial owners have not received notification from any federal, state, county, or local authorities, including the Commission, that it or any of its officers or directors will be the subject of a legal action or that the Commission's Division of Enforcement will be recommending to the Commission that a Federal District Court or Commission administrative action or any other action be filed or taken against Senticore and its officers, directors and beneficial owners.

     2.09  Securities and Exchange Commission Compliance of Senticore.
Senticore has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and has complied in all respects with Rule 14(a) and 14(c) of the Exchange Act, and with Sections 13 and 15(d) of the Exchange Act, and Senticore, its management and beneficial owners have complied in all respects with Sections 13(d) and 16(a) of the Exchange Act.

     2.10  Material  Contract  Defaults.
Senticore is not in default under the terms of any outstanding contract, agreement, lease, or other commitment, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any respect under any such contract, agreement, lease, or other commitment.

     2.11  No  Conflict  With  Other  Instruments.
The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Senticore is a party or to which any of its properties or operations are subject.

     2.12  Subsidiary.
Senticore does not and has never owned, beneficially or of record, any equity securities in any other entity. Senticore does not have a predecessor as that term is defined under generally accepted accounting principles or Regulation S-X promulgated by the Securities and Exchange Commission.

     2.13  Senticore  Schedules  and  Documents.
Senticore will deliver to Westar the following schedules and documents within ten days prior to the date of closing, which are collectively referred to as the "Senticore Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement, all certified by a duly authorized officer of Senticore as complete, true, and accurate:

     (a) A schedule including copies of the Articles of Incorporation and Bylaws of Senticore in effect as of the date of this Agreement;

     (b) A schedule containing copies of resolutions adopted by the board of directors of Senticore approving this Agreement and the transactions herein contemplated;

     (c) A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Senticore since the most recent Senticore balance sheet, required to be provided pursuant to Section 2.04 hereof;

     (d)  A schedule setting forth the financial statements required pursuant to
          Section  2.04(a)  hereof;

     (e) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Senticore Schedules by Sections 2.01 through 2.12; and

     (f) Legal opinions in a form acceptable to Westar that Senticore has complied with applicable securities laws pertaining to this Agreement.

Senticore shall cause the Senticore Schedules and the instruments delivered to Westar hereunder to be updated after the date hereof up to and including a specified date not more than three business days prior to the Closing Date. Such updated Senticore Schedules, certified in the same manner as the original Senticore Schedules, shall be delivered prior to and as a condition precedent to the obligation of Westar to close.

     2.14  Quotation  on  the  OTC  Bulletin  Board.
Senticore's Common Stock is quoted on the OTC Bulletin Board under the symbol "SNTR" and Senticore will retain such quotation on the OTC Bulletin Board until the Closing of the transactions contemplated herein.

     2.15  Delivery  of  Shareholder  List.
Upon execution of this agreement, Senticore shall deliver a certified shareholder list from its transfer agent setting forth the name of each Senticore shareholder, the number of shares held by each, dated as of a date within five days of closing and whether such shares held are restricted securities. In connection therewith, Senticore represents that none of its shareholders are nominees for any other person.

                                  ARTICLE III
             REPRESENTATIONS, COVENANTS, WARRANTIES OF WESTAR, ETC.

As an inducement to, and to obtain the reliance of Senticore, Westar and the Westar Stockholders, jointly and severally, represent and warrant as follows:

     3.01  Organization.
Westar is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of Venezuela and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition of Westar. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Westar's Articles of Incorporation or Bylaws, or other material agreement to which it is a party or by which it is bound.

     3.02  Approval  of  Agreement.
Westar has full power, authority, and legal right and has taken, or will take, all action required by law, its Articles of Incorporation, Bylaws, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of Westar has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby, subject to the approval of the Westar Stockholders and compliance with state and federal corporate and securities laws.

     3.03  Capitalization.
The issued and outstanding shares of common stock of Westar consist of 43,640 held in equal proportions by the two Westar Stockholders set forth on the signature page hereof. All issued and outstanding shares of Westar are validly issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Westar.

     3.04  Financial  Statements.
     (a) Included in Schedule 3.04 are the audited balance sheets of Westar as of December 31, 2002 and the related statements of operations, cash flows, and stockholders' equity for the period from inception to December 31, 2002 including the notes thereto and representations by the Chief Operating Officer of Westar to the effect that such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated.

     (b) The audited financial statements delivered pursuant to Section 3.04(a) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The financial statements of Westar present fairly, as of their respective dates, the financial position of Westar. Westar did not have, as of the date of any such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in any financial statements or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of Westar, in accordance with generally accepted accounting principles. The statements of revenue and expenses and cash flows present fairly the financial position and result of operations of Westar as of their respective dates and for the respective periods covered thereby.

     3.05  Outstanding  Warrants  and  Options.
Westar has no issued warrants or options, calls, or commitments of any nature relating to the authorized and unissued Westar common stock.

     3.06  Information.
The information concerning Westar set forth in this Agreement and in the schedules delivered by Westar pursuant hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. Westar shall cause the schedules delivered by Westar pursuant to this Agreement to Senticore to be updated after the date hereof up to and including the Closing Date.

     3.07  Absence  of  Certain  Changes  or  Events.
Except as set forth in this Agreement, since the date of the most recent Westar balance sheet described in Section 3.04 and included in the information referred to in Section 3.06:

     (a) There has not been: (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of Westar; or (ii) any damage, destruction, or loss to Westar materially and adversely affecting the business, operations, properties, assets, or conditions of Westar;

     (b)  Westar  has  not: (i) amended its Articles of Incorporation or Bylaws;
          (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary and material considering the business of Westar; (iv) made any material change in its method of accounting; (v) entered into any other material transactions other than those contemplated by this Agreement; (vi) made any material accrual or material arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; or (vii) made any material increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with their officers, directors, or employees;

     (c) Westar has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof, (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Westar balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights, or agreed to cancel any material debts or claims; (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Westar; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

     (d) To the best knowledge of Westar, it has not become subject to any law or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, assets, or condition of Westar.

     3.08  Title  and  Related  Matters.
Except as provided herein or disclosed in the most recent Westar balance sheet and the notes thereto, Westar has good and marketable title to all of its properties, inventory, interests in properties, technology, whether patented or unpatented, including, but not limited to, direct ownership of 45.2% of a Venezuelan company that owns good and marketable title to 60,000 acres of a hardwood lumber plantation located in Venezuela, and assets, all of which are described in Schedule 3.08 and are reflected in the most recent Westar balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except (i) statutory liens, mortgages, loans or claims not yet delinquent; and (ii) such imperfections of title and easements as do not, and will not, materially detract from, or interfere with, the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties. To the best knowledge of Westar, its technology does not infringe on the copyright, patent, trade secret, know-how, or other proprietary right of any other person or entity and comprises all such rights necessary to permit the operation of the business of Westar as now being conducted or as contemplated.

     3.09  Litigation  and  Proceedings.
There are no material actions, suits, or proceedings pending or, to the knowledge of Westar, threatened by or against Westar or adversely affecting Westar, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Westar does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

     3.10  Material  Contract  Defaults.
Westar is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Westar, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Westar has not taken adequate steps to prevent such a default from occurring.

     3.11  No  Conflict  With  Other  Instruments.
The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement, or instrument to which Westar is a party or to which any of its properties or operations are subject.

     3.12  Governmental  Authorizations.
Westar has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement. Except for compliance with federal and state law, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Westar of this Agreement and the consummation by Westar of the transactions contemplated hereby.

     3.13  Compliance  With  Laws  and  Regulations.
Westar has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof having jurisdiction over Westar, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Westar or except to the extent that noncompliance would not result in the occurrence of any material liability for Westar. To the best knowledge of Westar, the consummation of this transaction will comply with all applicable statutes and regulations, subject to the preparation and filing of any forms required by state and federal security laws.

     3.14  Subsidiaries.
Westar does not own beneficially or of record equity securities in any subsidiary.

     3.15  Westar  Schedules.
Westar has delivered to Senticore the following schedules, which are collectively referred to as the "Westar Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement, all certified by the Chief Executive Officer of Westar as complete, true, and accurate:

     (a) A schedule including copies of the Articles of Incorporation and Bylaws of Westar and all amendments thereto in effect as of the date of this Agreement;

     (b) A schedule containing copies of resolutions adopted by the board of directors of Westar approving this Agreement and the transactions herein contemplated as referred to in Section 3.02;

     (c) A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Westar since the most recent Westar balance sheet, required to be provided pursuant to Section 3.04 hereof;

     (d)  A schedule setting forth the financial statements required pursuant to
          Section  3.04  (a)  hereof;  and

     (e) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Westar Schedules by Sections 3.01 through 3.14.


                                   ARTICLE IV
                  CONDITIONS PRECEDENT TO OBLIGATIONS OF WESTAR

The obligations of Westar under this Agreement are subject to the satisfaction or waiver, at or before the Closing Date, of the following conditions:

     4.01  Shareholder  Approval.
Senticore shall obtain the written consent of a majority of its common shareholders to approve the transactions contemplated by this Agreement including the merger with Westar and the exchange of Senticore's common shares for all of the issued and outstanding Westar common shares.

     4.02  Accuracy  of  Representations.
The representations and warranties made by Senticore in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Senticore shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Senticore prior to or at the Closing. Westar shall be furnished with certificates, signed by duly authorized officers of Senticore and dated the Closing Date, to the foregoing effect.

     4.03  Officer's  Certificates.
Westar shall have been furnished with certificates dated the Closing Date and signed by the duly authorized Chief Executive Officer of Senticore to the effect that to such officer's best knowledge no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Senticore threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Furthermore, based on certificates of good standing, representations of government agencies, and Senticore's own documents and information, the certificate shall represent, to the best knowledge of the officer, that:

     (a) This Agreement has been duly approved by Senticore's board of directors and has been duly executed and delivered in the name and on behalf of Senticore by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Senticore pursuant to a majority consent;

     (b) There have been no adverse changes in Senticore up to and including the date of the certificate;

     (c) All conditions required by this Agreement have been met, satisfied, or performed by Senticore;

     (d) All authorizations, consents, approvals, registrations, reports, schedules and/or filings with any governmental body including the Securities and Exchange Commission, agency, or court have been obtained or will be obtained by Senticore and all of the documents obtained by Senticore are in full force and effect or, if not required to have been obtained, will be in full force and effect by such time as may be required; and

     (e) There is no claim action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Senticore, wherein an unfavorable decision, ruling, or finding could have an adverse effect on the financial condition of Senticore, the operation of Senticore, or the merger contemplated herein, or any agreement or instrument by which Senticore is bound or in any way contests the existence of Senticore.

     4.04  No  Material  Adverse  Change.
Prior to the Closing Date, there shall not have occurred any adverse change in the financial condition, business, or operations of Senticore, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any adverse change in the financial condition, business, or operations of Senticore.

     4.05  Good  Standing.
Westar shall have received a certificate of good standing from the appropriate authority, dated as of the date within five days prior to the Closing Date, certifying that Senticore is in good standing as a corporation in the State of Delaware.

     4.06  Other  Items.
Westar shall have received from Senticore such other documents, legal opinions, certificates, or instruments relating to the transactions contemplated hereby as Westar may request.

     4.07  Completion  of  Due  Diligence  Investigation.
Westar shall have completed its due diligence investigation of Senticore and its subsidiaries, and such investigation shall be satisfactory to Westar in all respects.

                                    ARTICLE V
                CONDITIONS PRECEDENT TO OBLIGATIONS OF SENTICORE

The obligations of Senticore under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     5.01  Shareholder  Approval.
Senticore shall obtain, through a majority written consent of its common shareholders action whereby the shareholders of Senticore authorize and approve this Agreement and the transactions contemplated hereby. If Senticore is unable to obtain shareholder approval, Senticore is under no further obligation to proceed with the transactions contemplated under this Agreement.

     5.02  Westar  Stockholders.
The Westar Stockholders shall approve this Agreement and the merger with Senticore contemplated by this Agreement.

     5.03  Accuracy  of  Representations.
The representations and warranties made by Westar and the Westar Stockholders in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Westar shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Westar prior to or at the Closing. Senticore shall be furnished with a certificate, signed by a duly authorized officer of Westar and dated the Closing Date, to the foregoing effect.

     5.04  Officer's  Certificates.
Senticore shall have been furnished with certificates dated the Closing Date and signed by the duly authorized Chief Operating Officer of Westar to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Westar, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Furthermore, based on certificates of good standing, representations of government agencies and Westar's own documents, the certificate shall represent, to the best knowledge of the officer, that:

     (a) This agreement has been duly approved by Westar's board of directors and stockholders and has been duly executed and delivered in the name and on behalf of Westar by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Westar pursuant to a unanimous consent of its board of directors and a majority vote of its stockholders;

     (b) Except as provided or permitted herein, there have been no material adverse changes in Westar up to and including the date of the certificate;

     (c) All material conditions required by this Agreement have been met, satisfied, or performed by Westar;

     (d) All authorizations, consents, approvals, registrations, and/or filings with any governmental body, agency, or court required in connection with the execution and delivery of the documents by Westar have been obtained and are in full force and effect or, if not required to have been obtained will be in full force and effect by such time as may be required; and

     (e) There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Westar, wherein an unfavorable decision, ruling, or finding would have a material adverse affect on the financial condition of Westar, the operation of Westar, or the merger contemplated herein, or any material agreement or instrument by which Westar is bound or would in any way contest the existence of Westar.

     5.05  No  Material  Adverse  Change.
Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of Westar, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Westar.

     5.06  Completion  of  Due  Diligence  Investigation.
Senticore shall have completed its due diligence investigation of Westar and its subsidiaries, and such investigation shall be satisfactory to Senticore in all material respects.

     5.07  Delivery  of  the  Senticore  Shares
There shall have been delivered to Rohit Patel 14,500,000 shares of common stock of Senticore and there shall have been delivered to Saroj Patel 14,500,000 shares of common stock of Senticore in each case as compensation for the services which they rendered in connection with negotiating and structuring this merger transaction and as compensation in the nature of a finder's fee for their role in identifying and working with Westar in order to bring this merger transaction to fruition.

     5.08  Good  Standing.
Senticore shall have received a certificate of good standing (or its local equivalent) from the appropriate authority, dated as of a date within five days prior to the Closing Date, certifying that Westar is in good standing as a corporation in the country of Venezuela.

     5.09  Ownership  Documentation.
Senticore shall have received documentation verifying that all right, title and interest vests in Westar in and to the trade names, technology, software, intellectual property, manufacturing equipment, inventory and assets of Westar.

     5.10  Other  Items.
Senticore shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Senticore may reasonably request.


                                   ARTICLE VI
                                SPECIAL COVENANTS

     6.01  Activities  of  Senticore  and  Westar
     (a) From and after the date of this Agreement until the Closing Date and except as set forth in the respective schedules to be delivered by Senticore and Westar pursuant hereto or as permitted or contemplated by this Agreement, Senticore and Westar will each:
          (i) Carry on its business in substantially the same manner as it has heretofore;
          (ii) Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;
          (iii)Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;
          (iv) Use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;
          (v) Duly and timely file for all taxable periods ending on or prior to the Closing Date all tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing Date; and
          (vi) Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

     (b) From and after the date of this Agreement and except as provided herein until the Closing Date, Senticore and Westar will each not:
          (i)  Make  any  change  in  its  Articles  of Incorporation or Bylaws;
          (ii) Enter into or amend any material contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business; and
          (iii)Enter into any agreement for the sale of Westar or Senticore securities without the prior written approval of the other party.

     6.02  Access  to  Properties  and  Records.
Until the Closing Date, Westar and Senticore will afford to the other party's officers and authorized representatives and attorneys full access to the properties, books, and records of the other party in order that each party may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Westar or Senticore and will furnish the other party with such additional financial and other information as to the business and properties of Westar or Senticore as each party shall from time to time reasonably request.

     6.03  Indemnification  by  Westar  and  the  Westar  Stockholders.
     (a) Westar will indemnify and hold harmless Senticore and its directors and officers, and each person, if any, who controls Senticore within the meaning of the Securities Act from and against any and all losses, claims, damages, expenses, liabilities, or other actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any of the representations, covenants and warranties set forth herein; or (ii) the breach of any covenant or agreement set forth herein. The indemnity set forth herein shall survive the consummation of the transactions herein for a period of one year.

     (b) The Westar Stockholders will indemnify and hold harmless Senticore, Senticore's directors and officers, and each person, if any, who controls Senticore within the meaning of the Securities Act from and against any and all losses, claims, damages, expenses, liabilities, or other actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any of the representations, covenants and warranties set forth herein; or (ii) the breach of any covenant or agreement set forth herein. The indemnity set forth herein shall survive the consummation of the transactions herein for a period of one year.

     6.04  Indemnification  by  Senticore.
Senticore will indemnify and hold harmless Westar, the Westar Stockholders, Westar's directors and officers, and each person, if any, who controls Westar within the meaning of the Securities Act from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Senticore expressly for use therein. The indemnity agreement contained in this Section 6.04 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Westar and shall survive the consummation of the transactions contemplated by this Agreement for a period of one year.

     6.05  The  Merger  and  Issuance  of  Senticore  Stock.
Senticore and Westar understand and agree that the consummation of this Agreement, including the issuance of the Senticore common stock to the Westar Stockholders as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Senticore and Westar agree that such transactions shall be consummated in reliance on exemptions from the registration requirements of such statutes that depend, among other items, on the circumstances under which such securities are acquired.

     (a) In order to provide documentation for reliance upon exemptions from the registration requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations shall constitute the Parties acceptance of, and concurrence in, the following representations and warranties:
          (i) The Westar Stockholders have received and read the Agreement and understand the risks related to the consummation of the transactions herein contemplated;
          (ii) Westar Stockholders have such knowledge and experience in business and financial matters that they are capable of evaluating Senticore's business;
          (iii)The Westar Stockholders have been provided with copies of all materials and information requested by them or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the Parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby;
          (iv) All information which the Westar Stockholders have provided to Senticore or its representatives concerning their suitability and intent to hold shares in Senticore following the transactions contemplated hereby is complete, accurate, and correct;
          (v) The Westar Stockholders understand that the Senticore common stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering; and
          (vi) The Westar Stockholders acknowledge that the shares of Senticore common stock must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The certificates representing the shares shall bear the following restrictive legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

     (b) In connection with the transaction contemplated by this Agreement, Senticore shall file, with its counsel, such notices, applications, reports, or other instruments as may be deemed necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the Senticore shareholders reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such Parties to be appropriate.

     (c) In order to more fully document reliance on the exemptions as provided herein, Senticore shall execute and deliver to Westar, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as the Westar Stockholders and their respective counsel may request in connection with the transactions contemplated herein, including but not limited to reliance on exemptions from registration under applicable securities laws.

     (d) (i)The Westar Stockholders acknowledge that neither the Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring Senticore common stock and that this transaction involves certain risks;
          (ii) The Westar Stockholders have read this Agreement and understand the risks related to the consummation of the transactions herein contemplated;
          (iii)The Westar Stockholders and their representatives have such knowledge and experience in business and financial matters that they are capable of evaluating the merits of an investment in Senticore's common stock;
          (iv) The Westar Stockholders and their representatives have been provided with copies of all materials and information requested by them or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the Parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby;
          (v) All information which the Westar Stockholders have provided to Senticore concerning their suitability and the transactions contemplated hereby is complete, accurate, and correct; and
          (vi) The Westar Stockholders understand and acknowledge that the shares of Senticore to be acquired have not been registered under the Securities Act of 1933 and are being offered and sold in reliance upon exemptions from registration.

     6.06  Securities  Filings.
Prior to the date of closing, Senticore shall be responsible for the preparation and filing of a Schedule 14C with the Securities and Exchange Commission and Senticore shall timely make all such filings as a result of the transactions contemplated in this Agreement.

     6.07  Sales  of  Securities  under  Rule  144,  If  Applicable.
     (a) Senticore will use its best efforts to at all times satisfy the current public information requirements of Rule 144 promulgated under the Securities Act.

     (b) Upon being informed in writing by any person holding restricted stock of Senticore as of the date of this Agreement that such person intends to sell any shares under Rule 144 promulgated under the Securities Act (including any Rule adopted in substitution or replacement thereof), Senticore will certify in writing to such person that it is in compliance with the Rule 144 current public information requirement to enable such person to sell such person's restricted stock under Rule 144, and as may be applicable under the circumstances.

     (c) If any certificate representing any such restricted stock is presented to Senticore's transfer agent for registration or transfer in connection with any sales theretofore made under Rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to Senticore and its counsel that such transfer has complied with the requirements of Rule 144, as the case may be, Senticore will promptly instruct its transfer agent to allow such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of Rule 144, as the case may be, free of any stop transfer order or restrictive legend.

     (d) The shareholders of Senticore as of the date of this Agreement, as well as those receiving Senticore common stock pursuant to this Agreement, are intended third-party beneficiaries of this Section 6.08.

                                  ARTICLE VII
                                  MISCELLANEOUS

     7.01  Brokers.
No broker's or finder's fee will be paid in connection with the transaction contemplated by this Agreement.

     7.02  No  Representation  Regarding  Tax  Treatment.
No representation or warranty is being made by any party to any other party regarding the treatment of this transaction for federal or state income taxation. Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

     7.03  Governing  Law.
This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law thereunder. All controversies, disputes or claims arising out of or relating to this Agreement shall be resolved by binding arbitration. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Each arbitrator shall possess such experience in, and knowledge of, the subject area of the controversy or claim so as to qualify as an "expert" with respect to such subject matter. The prevailing party shall be entitled to receive its reasonable attorney's fees and all costs relating to the arbitration. Any award rendered by arbitration shall be final and binding on the Parties, and judgment thereon may be entered in any court of competent jurisdiction.

     7.04  Notices.
Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

If to Senticore, to:

2410 Hollywood Blvd.
Hollywood, Florida  33020
Attn:  Carl Gessner

If to Westar, to:

[Address to come]
Attn:  William R. Smith

or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

     7.05  Attorney's  Fees.
In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     7.06  Schedules;  Knowledge.
Whenever, in any section of this Agreement, reference is made to information set forth in the schedules provided by Senticore or Westar, such reference is to information specifically set forth in such schedules and clearly marked to identify the section of this Agreement to which the information relates. Whenever any representation is made to the "knowledge" of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

     7.07  Entire  Agreement.
This Agreement represents the entire agreement between the Parties relating to the subject matter hereof. All previous agreements between the Parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the Parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

     7.08  Survival,  Termination.
The representations, warranties, and covenants of the respective Parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of one year from the Closing Date, unless otherwise provided herein.

     7.09  Counterparts.
This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     7.10  Amendment  or  Waiver.
Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all Parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

    SENTICORE, INC.                      WESTAR SOUTH AMERICA, S.A.


By: /s/Carl Gessner                  By: /s/ William R. Smith
    ---------------                      --------------------
    Carl Gessner                         William R. Smith
    President                            President


WESTAR STOCKHOLDERS:


WILLIAM RICHARD SMITH


/s/ William R. Smith
(In His Individual Capacity)


ROMILYS ACEVEDO SMITH


/s/ Romilys Acevedo Smith
(In Her Individual Capacity)